Exhibit 99.1
Investor Relations Contact:
Brandon Pugh
+1-571-434-5659
brandon.pugh@neustar.biz
Media Relations Contact:
Marc Abshire
+1-571-434-5151
marc.abshire@neustar.biz
NeuStar Acquires Webmetrics
STERLING, Va., January 15, 2008 – NeuStar, Inc. (NYSE:NSR) announced today that it has acquired San Diego, CA-based Webmetrics, a leading provider of web and network performance testing, monitoring and measurement services, in an all-cash transaction.
Webmetrics enables companies to maximize the profitability of web-based applications by monitoring and testing complex web infrastructure to ensure its availability, integrity and performance reliability. Businesses continually select Webmetrics services to protect online-generated revenue and brand value, and to ensure a superior web experience for their customers. The acquisition of Webmetrics represents a strategic addition to the NeuStar Ultra Services group, which focuses on providing web and network managed services to the enterprise and carrier markets. Webmetrics customers will continue to benefit from leading web performance testing and monitoring solutions, with NeuStar’s services providing enhanced operational flexibility.
“Webmetrics’ state-of-the-art technology, services, and thought leadership address fundamental requirements in the e-business and network services landscape,” said Ben Petro, senior vice president of NeuStar Ultra Services. “It is more critical than ever for businesses to understand and monitor network and web reliability, given their increased adoption of online commerce and IP-enabled applications. Webmetrics is an ideal addition for NeuStar, and will significantly enhance the suite of services we already provide to optimize, protect, and enable online business.”
Webmetrics launched one of the first external monitoring services designed for Internet, network and application performance testing. Webmetrics’ GlobalWatch services test, monitor and measure the performance of web sites, transactions, web services and streaming media to ensure online performance, competitive advantage and a positive end-user experience. Webmetrics’ SiteStress is a load testing service used to validate current and scaling performance capacities of business-critical web assets. Most recently, the company pioneered the monitoring of next-generation web services that allow customers to measure the performance of their complex internal software applications and external systems integration with partners and suppliers. In this short time, Webmetrics has become a leader in this growing market.
Webmetrics has acquired a robust customer base of over 350 enterprises and e-businesses, including GMAC, London Business School, Paypal, Careerbuilder, ING, Smithsonian and Harvard Business School Publishing.
“I am extremely proud of Webmetrics’ track record as an innovator and leader in the web monitoring and measurement space, and I know I speak for our entire team when I say how excited we are to join NeuStar,” said Tim Drees, Webmetrics CEO. “Our success has always been predicated on our ability to anticipate our customers’ demands and to address the industry’s pressing needs. In this respect, we share NeuStar’s enthusiasm. It is an ideal environment in which to grow the customer base, technology, and service offerings.”

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About NeuStar, Inc.
NeuStar is a provider of clearinghouse and directory services to the global communications and Internet industry. Visit NeuStar online at www.NeuStar.biz.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release includes information that constitutes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about our expectations, beliefs and business results in the future. We have attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes” and variations of these words and similar expressions. Similarly, statements herein that describe our business strategy, prospects, opportunities, outlooks, objectives, plans, intentions or goals are also forward-looking statements. We cannot assure you that our expectations will be achieved or that any deviations will not be material. Forward-looking statements are subject to many assumptions, risks and uncertainties that may cause future results to differ materially from those anticipated. These potential risks and uncertainties include, among others, the risk that we will be unable to integrate our business with that of Webmetrics successfully and the uncertainty of future revenue and profitability, both in our existing business and related to the business acquired from Webmetrics, due to such factors as disruptions to our operations, increasing competition, market acceptance of our services, our ability to successfully develop and market new services, the uncertainty of whether new services will achieve market acceptance or result in any revenue, and business, regulatory and statutory changes in the communications industry. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2006 and subsequent periodic reports. All forward-looking statements are based on information available to us on the date of this press release, and we undertake no obligation to update any of the forward-looking statements after the date of this press release.